Prospectus Supplement

October 14, 2014

Morgan Stanley Institutional Liquidity Funds

Supplement dated October 14, 2014 to the Morgan Stanley Institutional Liquidity Funds Prospectus dated February 28, 2014, relating to the Money Market Portfolio of the:

Institutional Class

The Board of Trustees of Morgan Stanley Institutional Liquidity Funds (the "Fund") has approved an increase in the minimum investment amount and the establishment of a minimum account size with respect to the Institutional Class shares of the Money Market Portfolio, effective December 1, 2014. Accordingly, the following changes to the Prospectus will become effective on December 1, 2014:

The reference in the first sentence of the first paragraph of the section of the Prospectus entitled "Portfolio Summary—Money Market Portfolio—Purchase and Sale of Portfolio Shares" to a minimum investment amount of $10,000,000 is hereby deleted and replaced with an amount of $200,000,000.

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The section of the Prospectus entitled "Shareholder Information—Minimum Investment Amount" is hereby deleted and replaced with the following:

Minimum Investment Amount

Institutional Class shares (other than the Money Market Portfolio) are available to investors who at the time of initial purchase make a minimum investment of $10,000,000, or to certain clients of the Adviser's affiliates. Institutional Class shares of the Money Market Portfolio are available to investors who at the time of initial purchase make a minimum investment of $200,000,000 or to certain clients of the Adviser's affiliates. Institutional Class shares are also subject to a minimum account size (see the section of this Prospectus entitled "Shareholder Information—Minimum Account Size"). The Fund, in its sole discretion, may waive the minimum initial investment amount in certain cases including, but not limited to, shares of the Portfolio purchased through certain financial intermediaries or when the Adviser anticipates the combined value of a client's investments will meet or exceed the minimum initial investment amount.

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The following section is hereby added to the Prospectus immediately following the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amount":

Minimum Account Size

Effective December 1, 2014, the minimum shareholder account size for the Institutional Class shares of the Money Market Portfolio is $200,000,000. Each shareholder account will be measured against this requirement semiannually based on the average daily balance in the account over the trailing six-month period. The Money Market Portfolio reserves the right to liquidate any account whose balance falls below the minimum account size for any reason. This minimum shareholder account size is not applicable to shareholders who opened their accounts prior to December 1, 2014 or to certain clients of the Adviser's affiliates. This minimum account size does not apply to any other Portfolio of the Fund.

Please retain this supplement for future reference.

  LFISPT-1014